Investment Strategy - Fairlead Tactical Sector ETF	May 29, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The Fund is a diversified actively-managed exchange-traded fund (“ETF”) that under normal circumstances will invest more than 80% of the Fund’s net assets in passive domestic equity sector ETFs and ETFs investing respectively in gold and U.S. Treasuries.

The Fund’s principal investment strategy will employ a systematic approach to technical analysis focused on the identification of important trends. Technical analysis is a form of security analysis that uses price data, typically displayed graphically in charts, which are analyzed using various indicators in order to make investment recommendations. The Fund’s portfolio management team will use technical indicators in determining when to purchase and sell the Fund’s investments. Technical indicators are derived from historical prices and volume for a security. Technical indicators are used by traders, analysts and portfolio managers including the Subadviser, who follow an investment strategy of technical analysis. By analyzing historical data, technical analysts use indicators to predict future price movements. Technical indicators are mathematical and rules-based, and are designed to identify market trends, which are in turn used to identify potentially profitable buying and selling opportunities in the investment markets. The use of technical factors cannot guarantee that the Fund will fulfill its investment objective. Because of the influence of overall market psychology on individual stock performance, technical analysis of trends at the market and sector level is key to the Subadviser’s investment strategy and its effort to outperform the S&P 500. The Fund’s strategy is designed to benefit from market uptrends while minimizing downside risk during downtrends. We believe we have developed a sophisticated proprietary technical model that leverages sector leadership in the U.S. equity market, while managing through downdrafts by incorporating exposure to other asset classes, including ETFs investing respectively in gold and U.S. Treasuries, as well as cash equivalents. Through years of research, the portfolio management team believes it has identified several reliable rules-based technical indicators. In part through trial and error, the team has refined these various indicators into a proprietary investment methodology they believe will improve the Fund’s long-term market returns and risk metrics relative to the S&P 500.

The Fund’s investable universe will consist of the sectors of the S&P 500®, as defined by the State Street series of SPDR® ETFs. The Fund’s investment strategy is based in part upon tactical rotation of the 11 S&P sectors. The ETFs that will initially be eligible for inclusion in our strategy are the following:

●	The Communication Services Select Sector SPDR® Fund (XLC)

●	The Consumer Discretionary Select Sector SPDR® Fund (XLY)

●	The Consumer Staples Select Sector SPDR® Fund (XLP)

●	The Energy Select SPDR® Fund (XLE)

●	The Financial Select Sector SPDR® Fund (XLF)

●	The Health Care Select Sector SPDR® Fund (XLV)

●	The Industrial Select Sector SPDR® Fund (XLI)

●	The Materials Select Sector SPDR® Fund (XLB)

●	The Real Estate Select Sector SPDR® Fund (XLRE)

●	The Technology Select Sector SPDR® Fund (XLK)

●	The Utilities Select Sector SPDR® Fund (XLU)

In addition, the following ETFs may be incorporated into the Fund’s portfolio during periods where our models indicate a defensive posture out of equities is warranted.

●	SPDR® Gold MiniShares (GLDM)

●	SPDR® Portfolio Long Term Treasury ETF (SPTL)

●	SPDR® Portfolio Short Term Treasury ETF (SPTS)

The Fund’s investment process is 100% technical and generally 100% systematic. When we say the investment process is 100% technical, that means that all investment decisions are made using technical analysis, which aims to forecast the direction of prices through the study of past market data, namely price or derivations of price (i.e., technical indicators). When we say the investment strategy is generally 100% systematic, we mean that it is a rules-based system that operates without human discretion, although the word “generally” allows the portfolio managers to override the technical model in environments that are not comparable to the historical market data studied for the creation of the model. As part of the Fund’s proprietary investment and research process, the portfolio managers monitor pricing data for the 14 ETFs listed above and apply proprietary rules-based filters using trend-following and overbought/oversold technical indicators. For those ETFs that pass the technical filter, a momentum calculation is performed and applied and the sector ETFs are then assigned a momentum ranking. Signals are generated by the proprietary model when there are changes in filter results and momentum rankings. To manage risk, the model will at times include ETFs representing alternative asset classes, including U.S. Treasuries or gold.

The Fund anticipates holding between 5 and 8 ETF positions, distributed between “risk-on” sector ETF positions of approximately equal sizes and occasional “risk-off” ETF positions of varying sizes based on the results of our technical analysis filters. Equally weighting selected ‘risk-on’ sectors will result in materially different sector exposure than the sector exposure of the S&P 500®. The S&P 500® Index, or Standard & Poor’s 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S. The primary potential source of “alpha” in the Fund’s portfolio will be sector exposures that differ from the sector exposures of the S&P 500®. “Alpha” is a risk (beta adjusted) measurement. Officially, alpha measures the difference between a portfolio’s actual returns and what it might be expected to deliver based on its level of risk. High risk generally means higher reward. A positive alpha means the Fund has beaten expectations. A negative alpha means that the manager failed to match performance with risk. If two managers had the same return, but one had a lower beta, that manager would have a higher alpha. The targeted maximum of any individual ETF is approximately 20% of the Fund’s net assets for “risk-on” equity positions (the sector ETFs) and 25% of the Fund’s net assets for “risk-off” positions in ETFs that invest in gold (e.g., other pooled investment vehicles that represent an investment in gold). In periods of substantial uncertainty representing severe “risk off” conditions, the Fund may invest substantial amounts of the Fund (up to 75%) in Treasury ETFs such as SPTS and SPTL. A market where stocks are outperforming bonds is said to be a “risk-on” environment. When stocks are selling off and investors are favoring bonds or gold, the environment is said to be “risk-off.” Portfolios are rebalanced monthly.